UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2005
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                      001-11421               61-0502302
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


                     100 Mission Ridge
                 Goodlettsville, Tennessee                         37072
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         (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 22, 2005, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the third quarter ended October 28, 2005. The news release is attached hereto as
Exhibit 99 and incorporated by reference as if fully set forth herein.

ITEM 7.01.   REGULATION FD DISCLOSURE

     The information set forth in Item 2.02 above is incorporated herein by reference. The press release also sets forth information regarding the planned conference call and webcast to discuss third quarter results, the financial outlook for the fiscal 2005 fourth quarter and full year, anticipated 2005 and 2006 new store openings, and other matters.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired. N/A

     (b)  Pro forma financial information. N/A

     (c) Exhibits. See Exhibit Index immediately following the signature page hereto.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 22, 2005                    DOLLAR GENERAL CORPORATION
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                                            By:   /s/ Susan S. Lanigan
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                                                  Susan S. Lanigan
                                                  Executive Vice President
                                                  and General Counsel



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


                                  EXHIBIT INDEX


Exhibit No.          Description
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     99              News release dated November 22, 2005.



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